UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2004

ActivCard Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50223	45-0485038
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6623 Dumbarton Circle, Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into Material Definitive Agreement

On November 1, 2004, the Board of Directors of ActivCard Corp. (the “Company”) issued Restricted Stock Units (“RSUs”) to each non-employee director pursuant to the Company’s 2004 Equity Incentive Plan and pursuant to a Restricted Stock Unit Director Grant Agreement (the “Agreement”). The Agreement provides that the Company will issue to the RSU holder a fixed number of shares of Company common stock pursuant to a three-year vesting schedule set forth in the Agreement. The form of Agreement is attached hereto as Exhibit 99.1

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits
	Exhibit No.	Description

	99.1	Form of Restricted Stock Unit Director Grant Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActivCard Corp.
(registrant)

Date: November 5, 2004

By:	/S/ RAGU BHARGAVA
Ragu Bhargava Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Restricted Stock Unit Director Grant Agreement

2